CONSOLIDATED STATEMENT OF PROFIT OR LOSS AND OTHER COMPREHENSIVE INCOME - USD ($)	12 Months Ended
	Sep. 30, 2024	Sep. 30, 2023
Income Statement [Abstract]
Revenue	$ 17,440
Cost of sales	(13,119)
Gross profit	4,321
Selling and distribution expenses	(325,787)	$ (1,425,334)
General and administrative expenses	(5,910,012)	(6,372,718)
Operating loss	(6,231,478)	(7,798,052)
Finance income	2,086	9,292
Finance expense	(1,169,261)	(561,005)
Other expenses	(1,609,428)	(213,747,726)
Loss before tax	(9,008,081)	(222,097,491)
Loss for the period	$ (9,008,081)	$ (222,097,491)
Earnings per share
Basic earnings per share	$ (2.56)	$ (92.99)
Diluted earnings per share	$ (2.56)	$ (92.99)
Foreign currency translation differences	$ (525,448)	$ (24,402)
Other comprehensive loss for the period, net of tax	(525,448)	(24,402)
Total comprehensive loss for the period	$ (9,533,529)	$ (222,121,893)